SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                     --------------------

                           Form 8-K
                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
             Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                      December 3, l998


                      TIG HOLDINGS, INC.

    (Exact name of registrant as specified in its charter)


    Delaware                1-11856           94-3172455
 (State or other        (Commission File     (IRS Employer
  jurisdiction              Number)         Identification
of incorporation)                              Number)


65 East 55th Street, 28th Floor, New York, New York    10022
     (Address of principal executive offices)        (Zip Code)


   Registrant's telephone number, including area code (212)
                           446-2700


                             None
    (Former name or former address, if changed since last
                           report)

Item 5.   Other Events.

          On December 3, 1998, TIG Holdings, Inc. (the
"Registrant") announced that it had entered into an Agreement and Plan of Merger dated December 3, 1998, among Fairfax Financial Holdings Limited ("Fairfax"), FFHL Inc.("FFHL"), and the Registrant, pursuant to which FFHL will merge with and into the Registrant.

          The Registrant issued a press release announcing the Merger Agreement on December 3, 1998, which is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements.

          (c)  Exhibits:


Exhibit
  No.                    Description


99.1 Press Release dated December 3, 1998, announcing approval and adoption of the Agreement and Plan of Merger.


                          SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TIG Holdings, INC.
                              ------------------------------
                                      (Registrant)

Date  December 4, 1998     By: /s/ Peter Acton
                              ------------------------------
                                    (Signature)
                              Name:   Peter Acton
                              Title:  Senior Vice President
                                      and General Counsel

                        EXHIBIT INDEX


                                                           Sequentially
Exhibit                                                      Numbered
 Number                  Exhibit                              Page

 99.1    TIG Holdings, Inc. Press Release dated December 3,
         1998*


--------------------------
*        Filed herewith.